SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2020
Disclosure of events after reporting period [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
On July 2, 2020 the partnership announced its intention to commence a substantial issuer bid (the “Offer”) to purchase up to 74,166,670 of BPY’s limited partnership units from public unitholders for a price of $12.00 per unit, for a total value of approximately $890 million. The partnership will fund the Offer by drawing on a $1 billion equity commitment it has received from Brookfield Asset Management. The equity commitment can be called by the partnership in exchange for the issuance of its LP Units and/or Redeemable/Exchangeable Units at a price equal to the unit price being paid by the partnership under the Offer. The Offer is set to expire on August 28, 2020.

On August 5, 2020, the board of directors declared a quarterly distribution on the partnership’s LP Units of $0.3325 per unit ($1.33 on an annualized basis) payable on September 30, 2020 to unitholders of record at the close of business on August 31, 2020.

On August 5, 2020, the board of directors approved the addition of certain subsidiaries of the partnership as borrowers to a credit facility under which the partnership may borrow up to $500 million. The facility matures on April 13, 2022 and is guaranteed by Brookfield Asset Management. As at August 7, 2020, nil was drawn on this facility.